Key Management Personnel (Details) - Schedule of Unaudited Condensed Consolidated Interim Statement of Profit or Loss and Other Comprehensive Income - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022 [1]	Jun. 30, 2023	Jun. 30, 2022 [1]
Schedule of Unaudited Condensed Consolidated Interim Statement of Profit or Loss and Other Comprehensive Income [Abstract]
Short-term employee benefits	$ 758	$ 598	$ 1,510	$ 1,133
Consulting fees	658	1,126	1,233	1,739
Total	$ 1,416	$ 1,724	$ 2,743	$ 2,872

[1]	The Group corrected the disclosure of short-term employee benefits and consulting fees for the three and six months periods ended June 31, 2022. The correction does not impact the results presented in the prior period.